Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
On December 22, 2017, the Tax Cuts and Jobs Act (“the Act”) was enacted in the United States. The Act significantly revised the U.S. corporate income tax structure resulting in changes to the Company’s expected U.S. corporate taxes due for 2017 and in future periods. Effective January 1, 2018, the Act, among other things, reduced the U.S. federal corporate tax rate from 35 percent to 21 percent, created new provisions related to foreign sourced earnings, and eliminated the deduction for domestic production activities. The Act also required companies to pay a one-time transition tax ("transition tax") on the cumulative earnings and profits of foreign subsidiaries that were previously not repatriated and therefore not taxed for U.S. income tax purposes. Taxes due on the one-time transition tax are payable as of December 31, 2017 and will be paid to the tax authority over eight years.
For the year ended December 31, 2017, we recognized provisional expense of $303.6 million comprised of $190.4 million of expense related to the transition tax and $113.2 million of tax expense for the remeasurement of the Company’s U.S. net deferred tax assets. During 2018, in accordance with Staff Accounting Bulletin 118 ("SAB 118"), income tax effects of the Act were refined upon obtaining, preparing, or analyzing additional information during the measurement period. For the year ended December 31,
2018, we recorded an adjustment to our provisional expense in the amount of $7.8 million. At December 31, 2018, the Company had completed its accounting for the impacts of the enactment of the Act.
For tax years beginning after December 31, 2017, the Act introduced new provisions for U.S. taxation of certain global intangible low-taxed income (“GILTI”) and we made an accounting policy election to account for GILTI as it is incurred. Additionally, during the fourth quarter of 2017 we recorded an impairment charge to write down certain indefinite-lived intangible assets of the acquired DuPont Crop Protection Business as a result of the triggering event associated with the Act. The triggering event represented the expected tax rate increase from the GILTI minimum tax to be imposed on certain of our foreign subsidiaries where these intangible assets are recorded.
We have not provided income taxes for any additional outside basis differences inherent in our investments in subsidiaries because the investments and related unremitted earnings are essentially permanent in duration or we have concluded that no additional tax liability will arise upon disposal. Determining the amount of unrecognized deferred tax liability related to any remaining undistributed foreign earnings is not practicable due to the complexity of the hypothetical calculation.

Domestic and foreign components of income (loss) from continuing operations before income taxes are shown below:

	Year Ended December 31,
(in Millions)	2018	2017	2016
Domestic	$(234.9)	$(201.4)	$(72.7)
Foreign	843.3	297.2	184.3
Total	$608.4	$95.8	$111.6

The provision (benefit) for income taxes attributable to income (loss) from continuing operations consisted of:

	Year Ended December 31,
(in Millions)	2018	2017	2016
Current:
Federal (1)	$25.1	$61.9	$(34.2)
Foreign	90.0	49.9	19.5
State	(0.4)	4.1	(0.2)
Total current	$114.7	$115.9	$(14.9)
Deferred:
Federal (2)	$(4.4)	$127.8	$27.7
Foreign	(30.4)	(14.4)	9.2
State	(9.1)	(0.4)	16.2
Total deferred	$(43.9)	$113.0	$53.1
Total	$70.8	$228.9	$38.2

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(1)	The years ended December 31, 2018 and December 31, 2017 include the one-time impacts of the of the Act, primarily related to transition tax, further discussed above within Note 12.

(2)
The years ended December 31, 2018 and December 31, 2017 include the one-time impacts of the Act, primarily related to the measurement of the Company’s U.S. domestic net deferred tax assets, further discussed above within Note 12.

The effective income tax rate applicable to income from continuing operations before income taxes was different from the statutory U.S. federal income tax rate due to the factors listed in the following table:

	Year Ended December 31,
(in Millions)	2018	2017	2016
U.S. Federal statutory rate (1)	$127.8	$33.5	$39.1
Impacts of Tax Cuts and Jobs Act Enactment (2)	7.8	303.6	—
Foreign earnings subject to different tax rates (3)	(154.9)	(74.5)	(48.0)
Capital loss on internal restructuring	—	(45.3)	—
State and local income taxes, less federal income tax benefit	1.4	(1.5)	16.0
Manufacturer's production deduction and miscellaneous tax credits	(3.7)	(8.4)	0.8
Tax on dividends, deemed dividends, and GILTI (4)	45.5	10.6	1.8
Changes to unrecognized tax benefits	2.7	6.7	4.4
Nondeductible expenses	12.4	14.2	5.6
Change in valuation allowance	7.4	(29.3)	16.0
Exchange gains and losses (5)	5.7	28.1	(9.4)
Other	18.7	(8.8)	11.9
Total Tax Provision	$70.8	$228.9	$38.2

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(1)
The year ended December 31, 2018 includes twelve months of earnings associated with the operations of the DuPont Crop Protection Business acquired November 1, 2017. See Note 4 for additional information.

(2)	Includes the one-time impacts of the of the Act, primarily related to transition tax and the decrease to the U.S. tax rate, further discussed above within Note 12.

(3)	The year ended December 31, 2018 reflects the income mix associated with twelve months of foreign earnings of the DuPont Crop Protection business acquired November 1, 2017.

(4)	The year ended December 31, 2018 includes tax expense of $43.8 million associated with the GILTI provisions of the Act.

(5)
Includes the impact of transaction gains or losses on net monetary assets for which no corresponding tax expense or benefit is realized and the tax provision for statutory taxable gains or losses in foreign jurisdictions for which there is no corresponding amount in income before taxes.

Significant components of our deferred tax assets and liabilities were attributable to:

	December 31,
(in Millions)	2018	2017
Reserves for discontinued operations, environmental and restructuring	$148.7	$99.4
Accrued pension and other postretirement benefits	2.1	17.3
Capital loss, foreign tax and other credit carryforwards	6.0	4.0
Net operating loss carryforwards	219.3	206.6
Deferred expenditures capitalized for tax	15.2	4.0
Other	143.3	150.7
Deferred tax assets	$534.6	$482.0
Valuation allowance, net	(261.4)	(272.0)
Deferred tax assets, net of valuation allowance	$273.2	$210.0
Intangibles and property, plant and equipment, net	331.2	126.1
Deferred tax liabilities	$331.2	$126.1
Net deferred tax assets (liabilities)	$(58.0)	$83.9

We evaluate our deferred income taxes quarterly to determine if valuation allowances are required or should be adjusted. GAAP accounting guidance requires companies to assess whether valuation allowances should be established against deferred tax assets based on all available evidence, both positive and negative, using a “more likely than not” standard. In assessing the need for a valuation allowance, appropriate consideration is given to all positive and negative evidence related to the realization of deferred tax assets. This assessment considers, among other matters, the nature and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods, and tax planning alternatives. We operate and derive income from multiple lines of business across multiple jurisdictions. As each of the respective lines of business experiences changes in operating results across its geographic footprint, we may encounter losses in jurisdictions that have been historically profitable, and as a result might require additional valuation allowances to be recorded. We are committed to implementing tax planning actions, when deemed appropriate, in jurisdictions that experience losses in order to realize deferred tax assets prior to their expiration.
For the year ended December 31, 2018, our analysis of the realizability of U.S. state deferred tax assets and state conformity with the GILTI provisions of the Act resulted in change in our assertion as it pertains to the realizability of certain U.S. state deferred tax assets and we reduced the valuation allowance provided for on U.S. state deferred tax assets by $11.6 million.
At December 31, 2018, we had net operating loss and tax credit carryforwards as follows: U.S. state net operating loss carryforwards of $25.7 million (tax-effected) expiring in future tax years through 2038, foreign net operating loss carryforwards of $194.3 million (tax-effected) expiring in various future years, $0.7 million of capital loss carryforwards expiring in 2020 and other tax credit carryforwards of $3.2 million expiring in various future years.
The increase in the net deferred tax liability associated with Intangibles and property, plant and equipment, net as of December 31, 2018 as compared to December 31, 2017, is driven by the completion of the purchase accounting for intangibles acquired with the DuPont Crop Protection Business in Singapore and Puerto Rico.

Uncertain Income Tax Positions
U.S. GAAP accounting guidance for uncertainty in income taxes prescribes a model for the recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, disclosure and transition.
We file income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The income tax returns for FMC entities taxable in the U.S. and significant foreign jurisdictions are open for examination and adjustment. As of December 31, 2018, the U. S. federal and state income tax returns are open for examination and adjustment for the years 2015 - 2018 and 1998 - 2018, respectively. Our significant foreign jurisdictions, which total 16, are open for examination and adjustment during varying periods from 2008 - 2018.
As of December 31, 2018, we had total unrecognized tax benefits of $79.1 million, of which $29.5 million would favorably impact the effective tax rate from continuing operations if recognized. As of December 31, 2017, we had total unrecognized tax benefits of $84.0 million, of which $22.5 million would favorably impact the effective tax rate if recognized. Interest and penalties related to unrecognized tax benefits are reported as a component of income tax expense. For the years ended December 31, 2018, 2017 and 2016, we recognized interest and penalties of $0.9 million, $5.2 million, and $4.4 million, respectively, in the consolidated statements of income (loss). As of December 31, 2018 and 2017, we have accrued interest and penalties in the consolidated balance sheets of $14.0 million and $13.1 million, respectively.

Due to the potential for resolution of federal, state, or foreign examinations, and the expiration of various jurisdictional statutes of limitation, it is reasonably possible that our liability for unrecognized tax benefits will decrease within the next 12 months by a range of $10.1 million to $16.5 million.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in Millions)	2018	2017	2016
Balance at beginning of year	$84.0	$111.6	$97.1
Increases related to positions taken in the current year	11.8	9.4	22.3
Increases and decreases related to positions taken in prior years	(1.8)	(4.6)	2.6
Decreases related to lapse of statutes of limitations	(13.5)	(14.2)	(10.2)
Settlements during the current year	(1.4)	(0.3)	(0.2)
Decreases for tax positions on dispositions	—	(17.9)	—
Balance at end of year (1)	$79.1	$84.0	$111.6

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(1)
At December 31, 2018, 2017, and 2016 we recognized an offsetting non-current deferred asset of $45.3 million, $59.8 million, and $74.4 million respectively, relating to specific uncertain tax positions presented above.